MORGAN STANLEY
Financial Supplement - 2Q 2006
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Consolidated Investment Assets
6	…………….	Quarterly Institutional Securities Income Statement Information
7-8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Quarterly Discover Income Statement Information
15	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
16	…………….	Quarterly Discover Financial Information and Statistical Data
17	…………….	Quarterly Intersegment Eliminations Income Statement Information
18	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
19	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
21	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
22	…………….	YTD Reconciliation of General Credit Card Loan Data
23	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
24	…………….	Quarterly Reconciliation of Adjusted Assets
25	…………….	Illustration of Standard Equity Award Amortization
26	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)
	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change
Net revenues
Institutional Securities	$4,015	$3,340	$4,164	$4,154	$5,474	$5,726	71%	5%	$7,355	$11,200	52%
Global Wealth Management Group	1,238	1,228	1,255	1,298	1,284	1,402	14%	9%	2,466	2,686	9%
Asset Management	696	642	679	890	695	723	13%	4%	1,338	1,418	6%
Discover	959	888	911	694	1,089	1,191	34%	9%	1,847	2,280	23%
Intersegment Eliminations	(70)	(67)	(62)	(74)	(59)	(98)	(46%)	(66%)	(137)	(157)	(15%)
Consolidated net revenues	$6,838	$6,031	$6,947	$6,962	$8,483	$8,944	48%	5%	$12,869	$17,427	35%

Income before taxes (1)
Institutional Securities	$1,077	$813	$1,288	$1,576	$1,754	$2,267	179%	29%	$1,890	$4,021	113%
Global Wealth Management Group	353	118	30	84	23	157	33%	*	471	180	(62%)
Asset Management	287	175	162	383	172	224	28%	30%	462	396	(14%)
Discover	354	263	239	65	479	541	106%	13%	617	1,020	65%
Intersegment Eliminations	24	25	23	22	19	(13)	(152%)	(168%)	49	6	(88%)
Consolidated income before taxes	$2,095	$1,394	$1,742	$2,130	$2,447	$3,176	128%	30%	$3,489	$5,623	61%

Earnings per basic share: (2)
Income from continuing operations	$1.26	$0.88	$1.12	$1.69	$1.56	$1.92	118%	23%	$2.15	$3.48	62%
Discontinued operations	$-	$-	$(0.98)	$0.70	$(0.03)	$0.01	*	133%	$-	$(0.02)	*
Cumulative effect of accounting change (3)	$0.05	$-	$-	$-	$-	$-	--	--	$0.05	$-	*
Earnings per basic share	$1.31	$0.88	$0.14	$2.39	$1.53	$1.93	119%	26%	$2.20	$3.46	57%

Earnings per diluted share: (2)
Income from continuing operations	$1.24	$0.86	$1.09	$1.64	$1.50	$1.85	115%	23%	$2.10	$3.35	60%
Discontinued operations	$-	$-	$(0.96)	$0.68	$(0.03)	$0.01	*	133%	$-	$(0.02)	*
Cumulative effect of accounting change (3)	$0.05	$-	$-	$-	$-	$-	--	--	$0.05	$-	*
Earnings per diluted share	$1.29	$0.86	$0.13	$2.32	$1.47	$1.86	116%	27%	$2.15	$3.33	55%

Average common shares outstanding
Basic	1,069,097,162	1,053,812,487	1,045,874,085	1,031,343,423	1,020,041,181	1,013,241,715			1,061,632,036	1,016,756,096
Diluted	1,090,166,326	1,079,811,172	1,072,033,275	1,063,147,962	1,061,764,798	1,054,733,745			1,084,988,764	1,056,493,761
Period end common shares outstanding	1,103,263,369	1,086,652,691	1,082,727,000	1,057,677,994	1,070,407,513	1,071,786,172			1,086,652,691	1,071,786,172

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.6%	25.0%			16.9%	23.3%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.1%	25.1%			16.4%	23.1%

(1)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(3)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Investment banking	$821	$814	$992	$1,216	$982	$1,132	39%	15%	$1,635	$2,114	29%
Principal transactions:
Trading	1,846	1,794	2,150	1,575	3,067	3,735	108%	22%	3,640	6,802	87%
Investments	153	226	103	499	314	690	*	120%	379	1,004	165%
Commissions	824	824	804	911	929	1,005	22%	8%	1,648	1,934	17%
Fees:
Asset management, distribution and admin.	1,204	1,246	1,249	1,259	1,279	1,333	7%	4%	2,450	2,612	7%
Merchant, cardmember and other	308	318	357	340	289	277	(13%)	(4%)	626	566	(10%)
Servicing and securitization income	494	423	398	294	596	651	54%	9%	917	1,247	36%
Interest and dividends	5,843	6,035	6,998	9,299	10,549	10,114	68%	(4%)	11,878	20,663	74%
Other	105	121	106	132	114	125	3%	10%	226	239	6%
Total revenues	11,598	11,801	13,157	15,525	18,119	19,062	62%	5%	23,399	37,181	59%
Interest expense	4,625	5,561	5,986	8,253	9,481	9,988	80%	5%	10,186	19,469	91%
Provision for consumer loan losses	135	209	224	310	155	130	(38%)	(16%)	344	285	(17%)
Net revenues	6,838	6,031	6,947	6,962	8,483	8,944	48%	5%	12,869	17,427	35%

Compensation and benefits	2,854	2,622	3,165	2,672	4,183	3,723	42%	(11%)	5,476	7,906	44%
Occupancy and equipment	332	232	239	243	232	237	2%	2%	564	469	(17%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	23%	16%	536	632	18%
Information processing and communications	342	349	349	365	347	365	5%	5%	691	712	3%
Marketing and business development	257	298	276	331	238	298	--	25%	555	536	(3%)
Professional services	379	438	505	581	434	538	23%	24%	817	972	19%
Other	570	422	404	373	310	267	(37%)	(14%)	992	577	(42%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	0	--	--	(251)	0	*
Total non-interest expenses	4,743	4,637	5,205	4,832	6,036	5,768	24%	(4%)	9,380	11,804	26%

Income from continuing operations before losses
from unconsolidated investees, taxes
and cumulative effect of accounting change	2,095	1,394	1,742	2,130	2,447	3,176	128%	30%	3,489	5,623	61%
Losses from unconsolidated investees	73	67	105	66	69	103	54%	49%	140	172	23%
Provision for income taxes	673	396	471	318	784	1,124	184%	43%	1,069	1,908	78%
Income from continuing operations	1,349	931	1,166	1,746	1,594	1,949	109%	22%	2,280	3,543	55%
Discontinued operations
Gain/(loss) from discontinued operations	7	(5)	(1,700)	1,212	(55)	14	*	125%	2	(42)	*
Income tax benefit/(provision)	(3)	2	678	(493)	22	(6)	*	(127%)	(1)	17	*
Gain/(loss) from discontinued operations	4	(3)	(1,022)	719	(33)	8	*	124%	1	(25)	*
Cumulative effect of accounting change (1)	49	0	0	0	0	0	--	--	49	0	*
Net income	$1,402	$928	$144	$2,465	$1,561	$1,957	111%	25%	$2,330	$3,518	51%

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.6%	25.0%			16.9%	23.3%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.1%	25.1%			16.4%	23.1%
Compensation and benefits as a % of net revenues	42%	44%	46%	38%	49%	42%			43%	45%

(1)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06
Morgan Stanley
Total assets (millions)	$802,210	$818,711	$837,391	$898,523	$959,613	$1,027,317	25%	7%
Adjusted assets (millions) (1)	$447,221	$440,283	$458,190	$481,869	$528,136	$548,859	25%	4%
Period end common shares outstanding (millions)	1,103.3	1,086.7	1,082.7	1,057.7	1,070.4	1,071.8	(1%)	--
Book value per common share	$25.83	$26.07	$26.07	$27.59	$28.14	$30.09	15%	7%
Shareholders' equity (millions) (2)	$31,328	$31,224	$31,107	$31,946	$33,775	$35,728	14%	6%
Total capital (millions) (3)	$122,230	$113,324	$118,415	$125,891	$134,255	$145,675	29%	9%
Worldwide employees	53,718	54,142	53,760	53,218	53,870	53,163	(2%)	(1%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$66	$62	$51	$53	$53	$66
Equity price	$41	$31	$33	$34	$36	$43
Foreign exchange rate	$12	$12	$12	$12	$14	$12
Commodity price	$34	$35	$38	$46	$49	$44

Trading VaR	$96	$87	$78	$81	$84	$96
Non - trading VaR	$28	$21	$24	$29	$33	$38
Aggregate trading and non - trading VaR	$105	$99	$87	$92	$94	$106

(1)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 24 for further information.

(2)	Includes common equity and junior subordinated debt issued to capital trusts.
(3)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4)
99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see
Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2005.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended								Six Months Ended
	Feb 28, 2006		May 31, 2006						May 31, 2006
	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity					Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$16.2	29%	$18.1	30%					$17.1	$30%
Global Wealth Management Group	3.5	2%	3.3	13%					3.4	7%
Asset Management	2.0	21%	2.1	26%					2.0	24%
Securities Business	21.7	24%	23.5	28%					22.5	26%
Discover	4.6	26%	5.0	27%					4.8	27%
Capital surplus (unallocated)	3.3		2.7						3.1
Total - continuing operations	29.6	22%	31.2	25%					30.4	23%
Discontinued operations	0.0		0.0						0.0
Firm	$29.6	21%	$31.2	25%					30.4	23%

	Quarter Ended								Six Months Ended
	Feb 28, 2005		May 31, 2005		Aug 31, 2005		Nov 30, 2005		May 31, 2005
	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$13.8	21%	$14.3	16%	$14.6	24%	$15.6	35%	$14.1	18%
Global Wealth Management Group	3.8	23%	3.6	8%	3.5	2%	3.7	9%	3.7	15%
Asset Management	1.8	41%	1.7	25%	1.7	24%	1.7	55%	1.7	33%
Securities Business	19.4	23%	19.6	16%	19.8	21%	21.0	32%	19.5	19%
Discover	4.3	20%	4.2	16%	4.6	13%	4.6	4%	4.3	18%
Capital surplus (unallocated)	3.2		3.1		3.0		2.5		3.1
Total - continuing operations	26.9	20%	26.9	14%	27.4	17%	28.1	25%	26.9	17%
Discontinued operations	1.5		1.5		1.2		0.4		1.5
Firm	$28.4	20%	$28.4	13%	$28.6	2%	$28.5	35%	$28.4	16%

(1)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information Consolidated Investment Assets
(unaudited, dollars in millions)

	May 31, 2006
		Global Wealth
	Institutional Securities	Management Group	Asset Management	Discover	Total

Business facilitation:
Private equity funds	$26	$-	$200	$-	$226
Real estate funds	378	-	-	-	378
Asset management seed capital	-	-	446	-	446
Industry utilities (1)	545	7	-	-	552
Other	186	38	12	10	246
Total business facilitation	1,135	45	658	10	1,848

Principal investments(2)	1,225	-	-	-	1,225

Total investments	$2,360	$45	$658	$10	$3,073

	Feb 28, 2006
		Global Wealth
	Institutional Securities	Management Group	Asset Management	Discover	Total

Business facilitation:
Private equity funds	$15	$-	$156	$-	$171
Real estate funds	366	-	-	-	366
Asset management seed capital	-	-	340	-	340
Industry utilities (1)	587	-	-	-	587
Other	262	35	13	8	318
Total business facilitation	1,230	35	509	8	1,782

Principal investments(2)	1,347	-	-	-	1,347

Total investments	$2,577	$35	$509	$8	$3,129

Note:
The above tables include investments made by the Company that represent business facilitation or principal investing activities.
Business facilitation investments are strategic investments undertaken by the Company to facilitate core business activities.
Principal investing activities are capital commitments provided to private companies, generally, for proprietary purposes to maximize total returns to the Company.

(1)	Any investment made to participate in an industry consortium or an industry service with the intention to support core business activities and advance business growth.
(2)	Investment, dividend and net interest revenues associated with principal investments are $239 million and $34 million for the quarters ended May 31, 2006 and February 28, 2006, respectively.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Investment banking	$742	$735	$898	$1,102	$903	$1,055	44%	17%	$1,477	$1,958	33%
Principal transactions:
Trading	1,727	1,684	2,035	1,460	2,945	3,617	115%	23%	3,411	6,562	92%
Investments	91	226	69	270	284	595	163%	110%	317	879	177%
Commissions	503	538	501	618	610	694	29%	14%	1,041	1,304	25%
Asset management, distribution and admin. fees	34	39	46	33	44	73	87%	66%	73	117	60%
Interest and dividends	5,275	5,379	6,263	8,538	9,791	9,318	73%	(5%)	10,654	19,109	79%
Other	66	78	69	88	78	85	9%	9%	144	163	13%
Total revenues	8,438	8,679	9,881	12,109	14,655	15,437	78%	5%	17,117	30,092	76%
Interest expense	4,423	5,339	5,717	7,955	9,181	9,711	82%	6%	9,762	18,892	94%
Net revenues	4,015	3,340	4,164	4,154	5,474	5,726	71%	5%	7,355	11,200	52%

Total non-interest expenses	2,938	2,527	2,876	2,578	3,720	3,459	37%	(7%)	5,465	7,179	31%

Income from continuing operations before losses
from unconsolidated investees, taxes,
and cumulative effect of accounting change	1,077	813	1,288	1,576	1,754	2,267	179%	29%	1,890	4,021	113%
Losses from unconsolidated investees	73	67	105	66	68	103	54%	51%	140	171	22%
Income before taxes	1,004	746	1,183	1,510	1,686	2,164	190%	28%	1,750	3,850	120%
Provision for income taxes	284	172	305	148	523	786	*	50%	456	1,309	187%
Income from continuing operations (1)	$720	$574	$878	$1,362	$1,163	$1,378	140%	18%	$1,294	$2,541	96%

Return on average common equity (2)	21%	16%	24%	35%	29%	30%			18%	30%
Pre-tax profit margin (3)	27%	24%	31%	38%	32%	40%			26%	36%

(1)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Investment Banking
Advisory revenue	$254	$357	$388	$479	$355	$385	8%	8%	$611	$740	21%
Underwriting revenue
Equity	202	145	200	358	197	371	156%	88%	347	568	64%
Fixed income	286	233	310	265	351	299	28%	(15%)	519	650	25%
Total underwriting revenue	$488	$378	$510	$623	$548	$670	77%	22%	$866	$1,218	41%

Total investment banking revenue	$742	$735	$898	$1,102	$903	$1,055	44%	17%	$1,477	$1,958	33%

Sales and Trading
Sales and trading net revenue (1)
Equity	1,214	1,119	1,280	1,191	1,654	1,724	54%	4%	2,333	3,378	45%
Fixed income	1,998	1,211	1,964	1,609	2,724	2,366	95%	(13%)	3,209	5,090	59%
Total sales and trading net revenue	$3,212	$2,330	$3,244	$2,800	$4,378	$4,090	76%	(7%)	$5,542	$8,468	53%

	Fiscal View								Calendar View
	Quarter Ended (2)								Five Months Ended (2)
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006			May 31, 2005	May 31, 2006

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$175.1	$200.9	$111.6	$123.3	$331.9	$199.9			$324.7	$350.7
Market share	26.8%	34.0%	20.6%	17.6%	40.3%	20.0%			33.3%	23.6%
Rank	3	1	3	6	3	4			1	5

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$41.5	$95.5	$154.8	$179.9	$163.5	$174.4			$124.2	$284.2
Market share	11.8%	25.4%	23.0%	30.7%	27.0%	31.7%			20.5%	30.0%
Rank	7	2	5	2	2	2			4	2

Global equity and related issues
Morgan Stanley global market volume (billions)	$14.7	$5.7	$9.0	$15.5	$10.8	$18.8			$15.5	$23.7
Market share	11.8%	6.3%	6.2%	10.3%	7.5%	9.7%			9.4%	8.7%
Rank	1	6	5	1	4	2			4	3

Global IPO's
Morgan Stanley global market volume (billions)	$3.5	$2.1	$3.2	$5.4	$2.7	$7.5			$4.8	$8.9
Market Share	10.4%	8.6%	6.6%	9.9%	6.7%	11.7%			10.9%	10.3%
Rank	1	2	4	2	5	2			1	2

Global debt
Morgan Stanley global market volume (billions)	$82.9	$84.1	$91.2	$81.7	$94.0	$99.0			$154.3	$173.0
Market share	6.1%	5.8%	6.1%	5.1%	5.8%	6.2%			6.1%	6.4%
Rank	4	5	5	7	5	5			4	5

(1)	Includes principal transactions trading, commissions and net interest revenue.
(2)	Source: Thomson Financial, data as of June 7, 2006.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06
Loans
Investment grade	$1.5	$1.8	$3.0	$5.0	$5.6	$6.2	*	11%
Non-investment grade	1.0	1.9	2.8	2.3	2.9	2.9	53%	--
Total loans	$2.5	$3.7	$5.8	$7.3	$8.5	$9.1	146%	7%

Commitments
Investment grade	$18.7	$21.1	$27.6	$23.9	$29.2	$27.1	28%	(7%)
Non-investment grade	2.0	5.6	3.0	13.1	5.3	8.2	46%	55%
Total commitments	$20.7	$26.7	$30.6	$37.0	$34.5	$35.3	32%	2%

Loans plus commitments
Investment grade	$20.2	$22.9	$30.6	$28.9	$34.8	$33.3	45%	(4%)
Non-investment grade	$3.0	$7.5	$5.8	$15.4	$8.2	$11.1	48%	35%
% investment grade	87%	75%	84%	65%	81%	75%
% non-investment grade	13%	25%	16%	35%	19%	25%

Total loans and commitments	$23.2	$30.4	$36.4	$44.3	$43.0	$44.4	46%	3%
Hedges (1)	$13.1	$14.3	$16.1	$17.8	$17.7	$23.8	66%	34%
Total loans and commitments net of hedges	$10.1	$16.1	$20.3	$26.5	$25.3	$20.6	28%	(19%)

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change
Investment banking	$71	$68	$81	$100	$67	$95	40%	42%	$139	$162	17%
Principal transactions:
Trading	120	111	116	117	124	121	9%	(2%)	231	245	6%
Investments	(2)	(2)	1	2	0	26	*	*	(4)	26	*
Commissions	329	295	306	298	319	312	6%	(2%)	624	631	1%
Asset management, distribution and admin fees	607	632	629	649	649	674	7%	4%	1,239	1,323	7%
Interest and dividends	135	149	174	204	206	246	65%	19%	284	452	59%
Other	38	45	38	46	36	44	(2%)	22%	83	80	(4%)
Total revenues	1,298	1,298	1,345	1,416	1,401	1,518	17%	8%	2,596	2,919	12%
Interest expense	60	70	90	118	117	116	66%	(1%)	130	233	79%
Net revenues	1,238	1,228	1,255	1,298	1,284	1,402	14%	9%	2,466	2,686	9%

Total non-interest expenses	885	1,110	1,225	1,214	1,261	1,245	12%	(1%)	1,995	2,506	26%
Income before taxes	353	118	30	84	23	157	33%	*	471	180	(62%)
Provision for income taxes	139	48	11	(1)	9	51	6%	*	187	60	(68%)
Income from continuing operations (1)	$214	$70	$19	$85	$14	$106	51%	*	$284	$120	(58%)

Return on average common equity (2)	23%	8%	2%	9%	2%	13%			15%	7%
Pre-tax profit margin (3)	29%	10%	2%	7%	2%	11%			19%	7%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information And Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended						Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06

Global representatives	10,471	10,438	9,311	9,526	9,000	8,179	(22%)	(9%)

Annualized revenue per global
representative (thousands) (1)	$462	$470	$508	$551	$554	$653	39%	18%

Assets by client segment (billions)
$10m or more	148	148	153	157	167	172	16%	3%
$1m - $10m	211	211	215	218	224	225	7%	--
Subtotal - >$1m	359	359	368	375	391	397	11%	2%
$100k - $1m	193	190	188	181	181	183	(4%)	1%
< $100k	38	36	34	32	32	29	(19%)	(9%)
Client assets excluding corporate/other	590	585	590	588	604	609	4%	1%
Corporate / other	28	28	29	29	29	30	7%	3%
Total client assets (billions)	$618	$613	$619	$617	$633	$639	4%	1%

Fee-based client account assets (billions) (2)	$166	$165	$170	$173	$182	$190	15%	4%
Fee-based assets as a % of client assets	27%	27%	27%	28%	29%	30%

Bank deposit program (millions)	$496	$446	$449	$1,689	$7,319	$9,114	*	25%

Client assets per global
representative (millions) (3)	$59	$59	$66	$65	$70	$78	32%	11%

Domestic retail net new assets (billions) (4)	$3.7	$3.8	$(2.1)	$(8.1)	$-	$2.4	(37%)	*

Domestic retail locations	524	526	517	485	484	473	(10%)	(2%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change
Investment banking	$11	$11	$13	$15	$12	$15	36%	25%	$22	$27	23%
Principal transactions:
Investments	64	2	33	227	30	69	*	130%	66	99	50%
Commissions	7	7	9	6	7	7	--	--	14	14	--
Asset management, distribution and admin fees	605	615	612	628	639	621	1%	(3%)	1,220	1,260	3%
Interest and dividends	3	3	4	13	5	10	*	100%	6	15	150%
Other	8	6	11	5	6	6	--	--	14	12	(14%)
Total revenues	698	644	682	894	699	728	13%	4%	1,342	1,427	6%
Interest expense	2	2	3	4	4	5	150%	25%	4	9	125%
Net revenues	696	642	679	890	695	723	13%	4%	1,338	1,418	6%

Total non-interest expenses	409	467	517	507	523	499	7%	(5%)	876	1,022	17%
Income before taxes	287	175	162	383	172	224	28%	30%	462	396	(14%)
Provision for income taxes	107	68	57	146	67	89	31%	33%	175	156	(11%)
Income from continuing operations (1)	$180	$107	$105	$237	$105	$135	26%	29%	$287	$240	(16%)

Return on average common equity (2)	41%	25%	24%	55%	21%	26%			33%	24%
Pre-tax profit margin (3)	41%	27%	24%	43%	25%	31%			35%	28%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data Asset Management
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change
Assets under management or supervision

Net flows
Retail	$(0.7)	$(0.9)	$(1.0)	$(2.5)	$(3.1)	$(2.5)	(178%)	19%	$(1.6)	$(5.6)	*
Institutional	(7.3)	(3.0)	(1.4)	2.3	(2.1)	1.3	143%	162%	(10.3)	(0.8)	92%
Net flows excluding money markets	(8.0)	(3.9)	(2.4)	(0.2)	(5.2)	(1.2)	69%	77%	(11.9)	(6.4)	46%
Money Markets	0.9	(3.2)	2.2	(3.9)	(1.7)	(4.4)	(38%)	(159%)	(2.3)	(6.1)	(165%)

Assets under management or supervision by distribution channel
Retail	$201	$199	$201	$199	$195	$190	(5%)	(3%)
Institutional	226	217	227	232	247	250	15%	1%
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	6%	--

Assets under management or supervision by asset class
Equity	$207	$205	$212	$218	$230	$226	10%	(2%)
Fixed income	97	92	92	91	90	91	(1%)	1%
Money market	83	80	83	79	78	75	(6%)	(4%)
Alternatives	19	18	18	19	18	20	11%	11%
Real estate	10	10	11	12	14	15	50%	7%
Total assets under management	416	405	416	419	430	427	5%	(1%)
Unit investment trust	11	11	12	12	12	13	18%	8%
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	6%	--

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06

Consolidated assets under management or supervision by distribution channel
Retail	$321	$319	$327	$331	$337	$331	4%	(2%)
Institutional	255	246	260	268	285	294	20%	3%
Total assets under management or supervision (1)	$576	$565	$587	$599	$622	$625	11%	--

Consolidated assets under management or supervision by asset class
Equity	$267	$265	$276	$285	$301	$303	14%	1%
Fixed income	111	106	107	108	108	109	3%	1%
Money market	87	84	87	83	83	80	(5%)	(4%)
Alternatives	19	18	18	19	18	20	11%	11%
Real estate	32	33	38	41	45	52	58%	16%
Total assets under management	516	506	526	536	555	564	11%	2%
Unit investment trust	11	11	12	12	12	13	18%	8%
Other (2)	49	48	49	51	55	48	--	(13%)
Total assets under management or supervision (1)	$576	$565	$587	$599	$622	$625	11%	--

(1)
Revenues and expenses associated with customer assets of $148 billion, $126 billion and $149 billion as of May 31, 2006, May 31, 2005 and Feb 28, 2006, respectively, are included in the Company's Global Wealth Management Group segment, and $37 billion, $23 billion and $31 billion as of May 31, 2006, May 31, 2005 and Feb 28, 2006, respectively, are included in the Company's Institutional Securities segment.

(2)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Merchant, cardmember and other fees	$308	$318	$357	$340	$289	$277	(13%)	(4%)	$626	$566	(10%)
Servicing and securitization income	494	423	398	294	596	651	54%	9%	917	1,247	36%
Other	2	2	(1)	2	4	5	150%	25%	4	9	125%
Total non-interest revenues	804	743	754	636	889	933	26%	5%	1,547	1,822	18%

Interest revenue	458	536	593	587	586	608	13%	4%	994	1,194	20%
Interest expense	168	182	212	219	231	220	21%	(5%)	350	451	29%
Net interest income	290	354	381	368	355	388	10%	9%	644	743	15%

Provision for consumer loan losses	135	209	224	310	155	130	(38%)	(16%)	344	285	(17%)
Net credit income	155	145	157	58	200	258	78%	29%	300	458	53%

Net revenues	959	888	911	694	1,089	1,191	34%	9%	1,847	2,280	23%

Total non-interest expenses	605	625	672	629	610	650	4%	7%	1,230	1,260	2%

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	541	106%	13%	617	1,020	65%
Losses from unconsolidated investees	0	0	0	0	1	0	--	*	0	1	*
Income before taxes	354	263	239	65	478	541	106%	13%	617	1,019	65%
Provision for income taxes	134	99	89	18	178	203	105%	14%	233	381	64%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	106%	13%	$384	$638	66%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%			18%	27%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%			33%	45%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	12%	4%	$965	$1,060	10%
Servicing and securitization income	0	0	0	0	0	0	--	--	0	0	--
Other	34	(14)	(19)	(74)	143	22	*	(85%)	20	165	*
Total non-interest revenues	515	470	513	446	662	563	20%	(15%)	985	1,225	24%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	11%	7%	2,809	3,051	9%
Interest expense	401	433	475	497	541	576	33%	6%	834	1,117	34%
Net interest income	982	993	988	935	934	1,000	1%	7%	1,975	1,934	(2%)

Provision for consumer loan losses	538	575	590	687	507	372	(35%)	(27%)	1,113	879	(21%)
Net credit income	444	418	398	248	427	628	50%	47%	862	1,055	22%

Net revenues	959	888	911	694	1,089	1,191	34%	9%	1,847	2,280	23%

Total non-interest expenses	605	625	672	629	610	650	4%	7%	1,230	1,260	2%

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	541	106%	13%	617	1,020	65%
Losses from unconsolidated investees	0	0	0	0	1	0	--	*	0	1	*
Income before taxes	354	263	239	65	478	541	106%	13%	617	1,019	65%
Provision for income taxes	134	99	89	18	178	203	105%	14%	233	381	64%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	106%	13%	$384	$638	66%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%			18%	27%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%			33%	45%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Total owned credit card loans
Period end	$18,908	$19,385	$20,570	$22,496	$19,924	$21,764	12%	9%	$19,385	$21,764	12%
Average	$19,210	$18,753	$19,835	$21,934	$21,976	$19,664	5%	(11%)	$18,979	$20,808	10%

Total managed credit card loans (1)(2)
Period end	$47,770	$46,845	$47,105	$46,936	$47,825	$48,539	4%	1%	$46,845	$48,539	4%
Average	$48,930	$47,146	$46,769	$46,502	$47,575	$47,307	--	(1%)	$48,028	$47,439	(1%)
Interest yield	11.23%	11.69%	12.04%	11.94%	12.13%	12.69%	100 bp	56 bp	11.46%	12.42%	96 bp
Interest spread	7.79%	7.96%	7.95%	7.55%	7.44%	7.78%	(18 bp)	34 bp	7.87%	7.61%	(26 bp)
Transaction volume (billions)	$25.9	$25.4	$26.7	$26.1	$26.8	$28.5	12%	6%	$51.3	$55.4	8%
Net Sales	20.8	21.1	22.4	21.6	22.5	24.0	14%	7%	41.9	46.5	11%
Other transaction volume	5.1	4.3	4.3	4.5	4.3	4.5	5%	5%	9.4	8.9	(6%)
Accounts (millions)	45.9	45.9	45.6	45.5	46.1	45.9	--	--	45.9	45.9	--
Active accounts (millions)	19.5	19.3	19.2	19.2	19.6	19.6	2%	--	19.3	19.6	2%
Average receivables per avg. active account (actual $)	$2,476	$2,426	$2,429	$2,420	$2,457	$2,415	--	(2%)	$2,451	$2,436	(1%)
Trans volume per avg. active account (actual $)	$1,311	$1,306	$1,387	$1,360	$1,385	$1,457	12%	5%	$2,618	$2,842	9%
Net gain on securitization	$32	$(16)	$(18)	$(76)	$139	$18	*	(87%)	$16	$156	*
Return on managed receivables (3)	1.82%	1.38%	1.28%	0.40%	2.56%	2.84%	146 bp	28 bp	1.60%	2.70%	110 bp
Credit quality
Net charge-off rate	5.11%	4.94%	5.12%	5.76%	5.06%	3.30%	(164 bp)	(176 bp)	5.03%	4.18%	(85 bp)
Delinquency rate (over 30 days)	4.24%	3.90%	3.91%	3.98%	3.45%	3.29%	(61 bp)	(16 bp)	3.90%	3.29%	(61 bp)
Delinquency rate (over 90 days)	2.05%	1.83%	1.80%	1.75%	1.61%	1.53%	(30 bp)	(8 bp)	1.83%	1.53%	(30 bp)
Allowance for loan losses at period end	$840	$828	$817	$829	$777	$773	(7%)	(1%)	$828	$773	(7%)

International managed credit card loans (2)
Period end	$2,648	$2,479	$2,684	$2,675	$4,183	$4,406	78%	5%	$2,479	$4,406	78%
Average	$2,606	$2,578	$2,523	$2,667	$2,911	$4,049	57%	39%	$2,592	$3,486	34%
Accounts (millions)	1.4	1.4	1.5	1.5	2.6	2.9	107%	12%	1.4	2.9	107%

Payment services (millions of transactions)
Discover network transaction volume	314	315	338	334	339	340	8%	--	629	680	8%
PULSE network transaction volume (4)	216	457	466	417	425	471	3%	11%	673	896	33%
Total network transaction volume	530	772	804	751	764	811	5%	6%	1,302	1,575	21%

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Investment banking (1)	$(3)	$0	$0	$(1)	$0	$(33)	*	*	$(3)	$(33)	*
Principal transactions:
Trading	(1)	(1)	(1)	(2)	(2)	(3)	(200%)	(50%)	(2)	(5)	(150%)
Investments	0	0	0	0	0	0	--	--	0	0	--
Commissions	(15)	(16)	(12)	(11)	(7)	(8)	50%	(14%)	(31)	(15)	52%
Asset management, distribution and admin. fees	(42)	(40)	(38)	(51)	(53)	(35)	13%	34%	(82)	(88)	(7%)
Interest and dividends	(28)	(32)	(36)	(43)	(39)	(68)	(113%)	(74%)	(60)	(107)	(78%)
Other	(9)	(10)	(11)	(9)	(10)	(15)	(50%)	(50%)	(19)	(25)	(32%)
Total revenues	(98)	(99)	(98)	(117)	(111)	(162)	(64%)	(46%)	(197)	(273)	(39%)
Interest expense	(28)	(32)	(36)	(43)	(52)	(64)	(100%)	(23%)	(60)	(116)	(93%)
Net revenues	(70)	(67)	(62)	(74)	(59)	(98)	(46%)	(66%)	(137)	(157)	(15%)

Total non-interest expenses	(94)	(92)	(85)	(96)	(78)	(85)	8%	(9%)	(186)	(163)	12%

Income before taxes	24	25	23	22	19	(13)	(152%)	(168%)	49	6	(88%)
Provision for income taxes	9	10	8	7	7	(5)	(150%)	(171%)	19	2	(89%)
Income from continuing operations (2)	$15	$15	$15	$15	$12	$(8)	(153%)	(167%)	$30	$4	(87%)

(1)	Included in the May 31, 2006 amount is $30m related to the sale of the Company's aircraft leasing business.
(2)	Excludes cumulative effect of accounting change.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY

The following (page 18) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation for its Discover business (page 19)
in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management(1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Investment banking	$824	$814	$992	$1,216	$982	$1,165	43%	19%	$1,638	$2,147	31%
Principal transactions:
Trading	1,847	1,795	2,151	1,577	3,069	3,738	108%	22%	3,642	6,807	87%
Investments	153	226	103	499	314	690	*	120%	379	1,004	165%
Commissions	824	824	804	911	929	1,005	22%	8%	1,648	1,934	17%
Asset management, distribution and administration fees	1,204	1,246	1,249	1,259	1,279	1,333	7%	4%	2,450	2,612	7%
Interest and dividends	5,405	5,521	6,429	8,738	9,991	9,537	73%	(5%)	10,926	19,528	79%
Other	103	119	107	130	110	120	1%	9%	222	230	4%
Total revenues	10,360	10,545	11,835	14,330	16,674	17,588	67%	5%	20,905	34,262	64%
Interest expense	4,477	5,401	5,798	8,060	9,278	9,799	81%	6%	9,878	19,077	93%
Net revenues	5,883	5,144	6,037	6,270	7,396	7,789	51%	5%	11,027	15,185	38%

Compensation and benefits	2,639	2,413	2,923	2,473	3,939	3,499	45%	(11%)	5,052	7,438	47%
Occupancy and equipment	308	209	217	220	209	216	3%	3%	517	425	(18%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	23%	16%	536	632	18%
Information processing and communications	260	265	263	269	259	272	3%	5%	525	531	1%
Marketing and business development	112	143	143	177	119	156	9%	31%	255	275	8%
Professional services	315	365	425	507	370	449	23%	21%	680	819	20%
Other	499	342	296	292	240	192	(44%)	(20%)	841	432	(49%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	0	--	--	(251)	0	*
Total non-interest expenses	4,142	4,013	4,534	4,205	5,428	5,124	28%	(6%)	8,155	10,552	29%

Income from continuing operations before losses
from unconsolidated investees, taxes
and cumulative effect of accounting change	1,741	1,131	1,503	2,065	1,968	2,665	136%	35%	2,872	4,633	61%
Losses from unconsolidated investees	73	67	105	66	68	103	54%	51%	140	171	22%
Income before taxes	1,668	1,064	1,398	1,999	1,900	2,562	141%	35%	2,732	4,462	63%
Provision for income taxes	539	298	381	300	606	921	*	52%	837	1,527	82%
Income from continuing operations (2)	$1,129	$766	$1,017	$1,699	$1,294	$1,641	114%	27%	$1,895	$2,935	55%

Return on average common equity (3)	23%	16%	21%	32%	24%	28%			19%	26%
Compensation and benefits as a % of net revenues	45%	47%	48%	39%	53%	45%			46%	49%
Non-compensation expenses as a % of net revenues	26%	31%	27%	28%	20%	21%			28%	21%

Pre-tax profit margin (4)	30%	22%	25%	33%	27%	34%			26%	31%

Number of employees (5)	39,641	40,267	40,226	39,723	40,188	40,088	--	--

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(5)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	2Q06 vs. 2Q05	2Q06 vs. 1Q06	May 31, 2005	May 31, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	12%	4%	$965	$1,060	10%
Servicing and securitization income	0	0	0	0	0	0	--	--	0	0	--
Other	34	(14)	(19)	(74)	143	22	*	(85%)	20	165	*
Total non-interest revenues	515	470	513	446	662	563	20%	(15%)	985	1,225	24%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	11%	7%	2,809	3,051	9%
Interest expense	401	433	475	497	541	576	33%	6%	834	1,117	34%
Net interest income	982	993	988	935	934	1,000	1%	7%	1,975	1,934	(2%)

Provision for consumer loan losses	538	575	590	687	507	372	(35%)	(27%)	1,113	879	(21%)
Net credit income	444	418	398	248	427	628	50%	47%	862	1,055	22%

Net revenues	959	888	911	694	1,089	1,191	34%	9%	1,847	2,280	23%

Compensation and benefits	215	209	242	199	244	224	7%	(8%)	424	468	10%
Occupancy and equipment	24	23	22	23	23	21	(9%)	(9%)	47	44	(6%)
Information processing and communications	83	85	87	98	90	96	13%	7%	168	186	11%
Marketing and business development	145	155	133	154	119	142	(8%)	19%	300	261	(13%)
Professional services	67	73	80	74	64	92	26%	44%	140	156	11%
Other	71	80	108	81	70	75	(6%)	7%	151	145	(4%)
Total non-interest expenses	605	625	672	629	610	650	4%	7%	1,230	1,260	2%

Income before losses from unconsolidated
investees and taxes	354	263	239	65	479	541	106%	13%	617	1,020	65%
Losses from unconsolidated investees	0	0	0	0	1	0	--	*	0	1	*
Income before taxes	354	263	239	65	478	541	106%	13%	617	1,019	65%
Provision for income taxes	134	99	89	18	178	203	105%	14%	233	381	64%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	106%	13%	$384	$638	66%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%			18%	27%
Compensation and benefits as a % of net revenues	22%	24%	27%	29%	22%	19%			23%	21%
Non-compensation expenses as a % of net revenues	41%	47%	47%	62%	34%	36%			44%	35%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%			33%	45%

Number of employees	14,077	13,875	13,534	13,495	13,683	13,075	(6%)	(4%)

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY

The following (pages 20 - 23) present a reconciliation for certain information disclosed on pages 14, 15, 16 and 19.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$19,664	6.83%	11.01%	6.41%	3.02%	2.97%	1.38%
Securitized	26,775	27,643	4.86%	13.89%	8.76%	3.50%	3.56%	1.65%
Managed	$48,539	$47,307	2.84%	12.69%	7.78%	3.30%	3.29%	1.53%

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)	The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$21,934	0.86%	9.89%	5.53%	5.35%	3.69%	1.62%
Securitized	24,440	24,568	0.77%	13.77%	9.36%	6.13%	4.24%	1.87%
Managed	$46,936	$46,502	0.40%	11.94%	7.55%	5.76%	3.98%	1.75%

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.21%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Six Months Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$20,808	6.15%	10.41%	5.89%	3.82%	2.97%	1.38%
Securitized	26,775	26,631	4.80%	13.98%	8.97%	4.46%	3.56%	1.65%
Managed	$48,539	$47,439	2.70%	12.42%	7.61%	4.18%	3.29%	1.53%

	Six Months Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,979	4.06%	9.81%	5.80%	4.62%	3.48%	1.64%
Securitized	27,460	29,049	2.65%	12.53%	9.20%	5.30%	4.19%	1.97%
Managed	$46,845	$48,028	1.60%	11.46%	7.87%	5.03%	3.90%	1.83%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended						Six Months Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	May 31, 2005	May 31, 2006

Merchant, cardmember and other fees:
Owned	$308	$318	$357	$340	$289	$277	$626	$566
Securitization adjustment	173	166	175	180	230	264	339	494
Managed	$481	$484	$532	$520	$519	$541	$965	$1,060

Servicing and securitizations income:
Owned	$494	$423	$398	$294	$596	$651	$917	$1,247
Securitization adjustment	(494)	(423)	(398)	(294)	(596)	(651)	(917)	(1,247)
Managed	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$2	$2	$(1)	$2	$4	$5	$4	$9
Securitization adjustment	32	(16)	(18)	(76)	139	17	16	156
Managed	$34	$(14)	$(19)	$(74)	$143	$22	$20	$165

Interest revenue:
Owned	$458	$536	$593	$587	$586	$608	$994	$1,194
Securitization adjustment	925	890	870	845	889	968	1,815	1,857
Managed	$1,383	$1,426	$1,463	$1,432	$1,475	$1,576	$2,809	$3,051

Interest expense:
Owned	$168	$182	$212	$219	$231	$220	$350	$451
Securitization adjustment	233	251	263	278	310	356	484	666
Managed	$401	$433	$475	$497	$541	$576	$834	$1,117

Provision for consumer loan losses:
Owned	$135	$209	$224	$310	$155	$130	$344	$285
Securitization adjustment	403	366	366	377	352	242	769	594
Managed	$538	$575	$590	$687	$507	$372	$1,113	$879

(1)
The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY

The following (page 24) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006

Total assets		$802,210	$818,711	$837,391	$898,523	$959,613	$1,027,317

Less:	Securities purchased under agreements to resell	(143,462)	(145,579)	(143,642)	(174,330)	(176,260)	(190,289)
	Securities borrowed	(207,985)	(228,454)	(227,098)	(244,241)	(252,896)	(274,581)
Add:	Financial instruments sold, not yet purchased	119,913	131,901	137,443	147,000	149,561	159,822
Less:	Derivative contracts sold, not yet purchased	(37,389)	(39,835)	(48,395)	(44,952)	(42,928)	(48,747)
	Subtotal	533,287	536,744	555,699	582,000	637,090	673,522
Less:	Segregated customer cash and securities balances	(26,461)	(36,539)	(30,912)	(30,540)	(27,156)	(31,685)
	Assets recorded under certain provisions of SFAS No. 140 and FIN 46	(57,042)	(57,394)	(64,066)	(67,091)	(78,925)	(90,046)
	Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)

Adjusted assets		$447,221	$440,283	$458,190	$481,869	$528,136	$548,859

Shareholders' equity		$28,495	$28,330	$28,226	$29,182	$30,123	$32,255
Junior subordinated debt issued to capital trusts (1)		2,833	2,894	2,881	2,764	3,652	3,473
		31,328	31,224	31,107	31,946	33,775	35,728
Less: Goodwill and intangible assets		(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)
Tangible shareholders' equity		$28,765	$28,696	$28,576	$29,446	$30,902	$32,796

Leverage ratio (2)		27.9x	28.5x	29.3x	30.5x	31.1x	31.3x

Adjusted leverage ratio (3)		15.5x	15.3x	16.0x	16.4x	17.1x	16.7x

(1)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(2)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(3)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 26.

MORGAN STANLEY

This page represents an addendum to the 2Q 2006 Financial Supplement.

In accordance with SFAS 123R, fiscal 2005 compensation expense included the amortization of fiscal 2003 and fiscal 2004 awards but excluded amortization for fiscal 2005 year-end awards. Fiscal 2006 compensation expense includes the amortization related to fiscal 2003 awards, fiscal 2004 awards, fiscal 2005 awards granted to non-retirement-eligible employees, the full cost of equity awards granted to retirement-eligible employees during fiscal 2006 (including fiscal 2005 year-end awards granted in December 2005) and the full cost of fiscal 2006 year-end equity awards to be granted to retirement-eligible employees in December 2006.

Based on interpretative guidance related to SFAS 123R in the first quarter of 2006, the Company has changed its accounting policy for expensing the cost of year-end equity awards that will be granted to retirement-eligible employees. In fiscal 2006, the Company is accruing the estimated cost of these awards over the course of the current year rather than expensing the awards on the date of the grant.

Fiscal 2005 and fiscal 2006 year-end awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2005

	Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				39%	39%	20%	2%	100%

2006					39%	39%	20%	98%

2007						39%	39%	78%

2008							39%	39%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note:	The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 26.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's second quarter earnings press release issued June 21, 2006.